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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 28, 2004
                        (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.
             (Exact name of registrant as specified in its charter)

                                  FILE NO. 1-12317
                             (Commission File Number)


        DELAWARE                                                76-0475815
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

  10000 RICHMOND AVENUE                                         77042-4200
     HOUSTON, TEXAS                                             (Zip Code)
  (Address of principal
   executive offices)


           Registrant's telephone, including area code: (713) 346-7500



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2004 National-Oilwell, Inc. issued a press release containing earnings information for the three months ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NATIONAL-OILWELL, INC.



Date: April 28, 2004                         /s/ Steven W. Krablin
                                             -----------------------------------
                                             Steven W. Krablin
                                             Senior Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

99.1                    Press Release dated April 28, 2004.